           As filed with the Securities and Exchange Commission on July 16, 2000
                                                      Registration Nos. 33-97598
                                                                        811-9102
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          __________________________

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933                 [X]
                       Post-Effective Amendment No. 19             [X]

                                      and

                         REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            [X]
                               Amendment No. 21                    [X]

                       (Check appropriate box or boxes)

                                 iSHARES, INC.
              (Exact name of registrant as specified in charter)


             c/o PFPC Inc.                                   19809
          400 Bellevue Parkway                             (Zip Code)
          Wilmington, Delaware
  (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (302) 791-2000

                                  Nathan Most
                                   President
                             WEBS Index Fund, Inc.
                                 c/o PFPC Inc.
                             400 Bellevue Parkway
                          Wilmington, Delaware 19809
                    (Name and Address of Agent for Service)

                                  Copies to:
                           Donald R. Crawshaw, Esq.
                              Sullivan & Cromwell
                               125 Broad Street
                           New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)
[ ]   on January 2, 2000 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on (date) pursuant to paragraph (a)(1)
[X]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

iShares, Inc.

iShares, Inc. is an index fund consisting of separate series, each of which seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region.

 .    iShares MSCI Pacific ex-Japan Index Fund

The iShares MSCI Index Fund Shares, known as "iShares(R)", are listed for trading on the American Stock Exchange LLC, ("AMEX"). Certain iShares trade on certain other securities exchanges, including certain foreign exchanges. Individual iShares are not redeemable at their net asset value, but trade on the AMEX (or any other securities exchanges on which they trade) during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for iShares or that market prices of iShares of any iShares MSCI Index Fund will be close to their net asset values in the future. Each iShares MSCI Index Fund issues and redeems iShares on a continuous basis -- at net asset value -- only in large specified numbers of iShares called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash.

Except when aggregated in Creation Units, iShares are not redeemable securities.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                         Prospectus Dated ______, 2001

Introduction

This Prospectus provides you with information you need to make an informed decision about whether to invest in an iShares MSCI Index Fund (each an "Index Fund" and collectively, the "Index Funds") of iShares, Inc. (the "Company"). It is organized to provide you with important facts about the Company as a whole and each particular Index Fund. The Investment Objective, Principal Investment Strategies and Principal Risk Factors sections discuss the general strategies and risks applicable to all Index Funds, while the iShares MSCI Index Funds section provides important information about each particular Index Fund, including a brief description of its benchmark index, specific risks associated with a particular market or region and prior performance.

Investment Objective

Each Index Fund seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. The performance of these markets is measured by stock indices compiled by Morgan Stanley Capital International Inc. ("MSCI") and calculated based on the reinvestment of net dividends.

Principal Investment Strategies

Unlike many investment companies, an Index Fund does not attempt to "beat" the market or its benchmark index. Instead, it uses a "passive," or indexing, investment approach to try to produce investment results that come as close as possible to matching the performance of its benchmark index. The Index Fund does this by investing in a representative sample of index stocks that the investment advisor selects using a "portfolio sampling" technique. However, most Index Funds do not usually invest in all of the stocks of a benchmark index. Some Index Funds may even invest in stocks that are not in their benchmark indices.

The use of an indexing approach may eliminate some of the risks of active management such as poor stock selection. An indexing approach may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

One negative feature of indexing is that the Company's investment advisor cannot change a strategy even if it would be beneficial to do so. For example, an Index Fund would not ordinarily sell a stock because its issuer was in financial trouble. It would normally only sell a stock if the stock was removed from an Index Fund's benchmark index by MSCI or if the investment advisor believes that selling the stock would make an Index Fund's performance more like that of its benchmark index.

Under each Index Fund's industry concentration policy, the industry weightings in an Index Fund must be within 10% of the weightings of the two most heavily weighted industries in its benchmark index, except when a single stock would cause a weighting to exceed 25%.

iShares are designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from a single country or region. International diversification is a generally recognized way to reduce investment portfolio risk. Also, many of the foreign stocks in an Index Fund are difficult to purchase or hold, or are, as a practical matter, not available to retail investors.

The Index Funds offer investors a convenient way to obtain index-based exposure to the stock markets of a specific country or region. The prices of iShares may be volatile. Therefore, if you purchase iShares, you should be able to tolerate sudden, or even drastic, changes in the value of your investment. We cannot assure that any Index Fund will achieve its investment objective, and you should understand that your investment will be exposed to the risks of international equity investing.

Each Index Fund issues and redeems iShares on a continuous basis -- at net asset value -- only in large specified numbers of iShares called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash. As a practical matter, only large institutions purchase or redeem Creation Units of iShares. Information about the fees paid when they do this is included in the Company's Statement of Additional Information. Except when aggregated in Creation Units, iShares are not redeemable securities.

Principal Risk Factors

You may lose money by investing in an Index Fund. Each Index Fund is also subject to the following principal risks, more fully described in the Additional Risk Considerations section in this prospectus. Additional risks associated with a particular market or region in which an Index Fund invests are discussed under each Index Fund's profile in The iShares MSCI Index Funds section. Some or all of these risks may adversely affect an Index Fund's net asset value, yield, total return and/or its ability to achieve its objective:

Market Risk. Each Fund's net asset value of an Index Fund will change with changes in the market value of the stocks it holds.

Foreign Security Risk. Each Index Fund invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

Currency Risk. Because each Index Fund's net asset value is determined on the basis of US dollars, you may lose money if you invest in any Index Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of an Index Fund's holdings goes up.

Non-Diversification Risk. The iShares MSCI Pacific ex-Japan Index Fund is classified as "non-diversified." This means that this Index Fund may invest most of its assets in securities issued by a small number of companies. As a result, this Index Funds is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Trading Risk. While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their net asset value, disruptions to creations and redemptions (as has occurred because of Malaysia's capital controls) may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for iShares of each Index Fund on the AMEX(or any other securities exchange on which iShares may trade).

Fees and Expenses

If you invest in an Index Fund, you will pay various expenses, either directly or indirectly. The following tables and examples describe the fees and expenses that you may pay if you buy and hold iShares of an Index Fund.

Shareholder Transaction Fees (fees paid directly from your investment). When buying or selling iShares of an Index Fund through a broker, you will incur customary brokerage commissions and charges.*

Annual Index Fund Operating Expenses (expenses that are deducted from the Index Fund's assets). This table describes the fees and expenses that you may pay if you buy and hold shares of the iShares MSCI Pacific ex-Japan Index Fund.

--------------------------------------------------------------------------------
iShares MSCI Index Fund                                Pacific ex-Japan**
-----------------------                                ------------------
--------------------------------------------------------------------------------
Management fees..................................
--------------------------------------------------------------------------------
Distribution (Rule 12b-1) fees...................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other expenses...................................
--------------------------------------------------------------------------------
Total annual Index Fund operating expenses.......
--------------------------------------------------------------------------------
Expense Reimbursement by investment advisor......
--------------------------------------------------------------------------------
Net Expenses.....................................
--------------------------------------------------------------------------------

  *Creation Unit Transaction Fees for Institutional Investors. The Company issues and redeems shares of iShares only in "Creation Units", which are large blocks of from 50,000 to 600,000 shares, depending on the Index Fund. As a practical matter, only institutions are capable of purchasing or redeeming these Creation Units. In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the issuance/redemption transaction costs incurred by that Index Fund, including market impact expenses relating to investing in or disposing of portfolio securities. The basic transaction fees (per Creation Unit purchase or redemption transaction) range from maximums of $_____to $_____, depending on the Index Fund. In addition to the basic transaction fee, Creation Unit purchase or redemption transactions for cash (only if available) require an additional maximum variable charge based on the value of the Creation Unit being purchased or redeemed, depending on the Index Fund. See "Shareholder Information -- Buying and Selling iShares" in this Prospectus for a list of the Creation Unit maximum transaction fees for each Index Fund.


  ** As of the date of this prospectus, this Index Fund has not started investment operations. These expenses are based on estimated expenses the Index Fund expects to incur for the current fiscal year. Fees paid to the administrator are included in "other expenses" and are estimated based on assumed average daily net assets of $___ million for the iShares MSCI Pacific ex-Japan.

Example of Expenses
These examples are intended to help you compare the cost of investing in an Index Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses and redemption at the end of each period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

iShares MSCI Index Fund   1 Year ($)   3 Years ($)   5 Years ($)  10 Years ($)
-----------------------   ------ ---   ------- ---   ------- ---  -------- ---

Pacific ex-Japan

You would pay the following expenses if you did not redeem your shares:

iShares MSCI Index Fund   1 Year ($)   3 Years ($)   5 Years ($)  10 Years ($)
-----------------------   ------ ---   ------- ---   ------- ---  -------- ---

Pacific ex-Japan

The above examples are for illustration purposes only and are not a representation of the Index Funds' actual expenses and returns, either past or future (e.g., the above examples include the maximum transaction fees chargeable by an Index Fund).

The iShares MSCI Index Fund

iShares MSCI Pacific ex-Japan Index Fund
CUSIP:
AMEX Trading Symbol:

Fund Investment Objective

The iShares MSCI Pacific ex-Japan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore market, as measured by the MSCI Pacific ex-Japan Index (the "Index").

Benchmark Index Information

As of ____, 2001, the Index consisted of ____stocks from the following four countries Australia, Hong Kong, New Zealand, and Singapore.

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom in 1998.

As a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.

New Zealand has been predominantly agricultural based country. However, since 1984, the government has been moving its country to become more industrialized. It's growth however, remains dependent on the economic well being of Asia, Europe, and the US. In 1998, the economy fell into recession due to the Asian economic "crisis" and summer drought. New Zealand's primary exports include forestry and mining. Over the past 15 years, in an effort to grow its economy and create open channels, New Zealand has evolved to be one of the most deregulated countries

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.

Investment Policies and Strategies

Indexing Investment Approach. Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, each Index Fund, using a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark MSCI Index by investing in a portfolio of stocks selected by using quantitative analytical procedures. Stocks are selected for inclusion in an Index Fund in order to have investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures that, taken together, are similar to those of the benchmark MSCI Index taken in its entirety.

Portfolio Sampling. Generally, an Index Fund does not hold all of the issues that comprise its benchmark MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, an Index Fund will attempt to hold a representative sample of the securities in its benchmark MSCI Index, which will be selected by the investment advisor using quantitative analytical models in a technique known as "portfolio sampling". Under this technique, each stock is considered for inclusion in an Index Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The investment advisor seeks to construct the portfolio of an Index Fund so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark MSCI Index. Over time, the portfolio composition of an Index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark MSCI Index or to bring the performance and characteristics of an Index Fund more in line with that of its benchmark MSCI Index. Rebalancing may also be required for tax purposes. These rebalancings will require an Index Fund to incur transaction costs and other expenses.

An Index Fund reserves the right to invest in all of the securities in its benchmark MSCI Index, and an Index Fund with a benchmark index comprised of relatively few stocks may do so on a regular basis. In addition, the iShares MSCI Index Funds may hold stocks that are not in their benchmark MSCI Index if the investment advisor determines this to be appropriate in light of the Index Fund's investment objective and relevant investment constraints.

Investment Assets. Each Index Fund has a policy to remain as fully invested as practicable in a pool of equity securities. Each Index Fund will normally invest at least 95% of its total assets in stocks that are represented in its benchmark MSCI Index except, in limited circumstances, to help meet shareholder redemptions of Creation Units. To comply with the US Internal Revenue Code, and manage corporate actions and index changes in the smaller markets, the iShares MSCI Pacific ex-Japan Index Fund will at all times invest at least 80% of its total assets in such stocks and at least half of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in its benchmark MSCI Index.

Each Index Fund may invest its remaining assets in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940), in repurchase agreements, in stocks that are in the relevant market but not its benchmark MSCI Index (as indicated above), and/or in combinations of stock index futures contracts, options on futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide an Index Fund with exposure to a stock. The investment advisor may attempt to reduce tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these futures will correlate with the performance of its benchmark. An Index Fund will not use these instruments to leverage, or borrow against, their securities holdings or for speculative purposes. In some cases the use of these special investment techniques can adversely affect the performance of an Index Fund.

Lending of Securities. Each Index Fund may lend its portfolio securities. In connection with these loans, the Company receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a frequent basis. Notwithstanding such collateral, the Index Fund would lose value to the extent that a borrower defaults on its obligation to return borrowed portfolio securities and the value of the collateral is less than the value of the borrowed securities.

Industry Concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if an investment in the stock of a single issuer would account for more than 25% of the Index Fund's assets, that Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of an Index Fund's shareholders.

As of__________, 2001, as a result of this policy with respect to industry concentration, the following iShares MSCI Pacific ex-Japan Index Fund was concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

     iShares MSCI Index Fund        Industry or Industries
     -----------------------        ----------------------
     Pacific ex-Japan

Borrowing Money. An Index Fund may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that an Index Fund borrows money, it may be leveraged; at such times, the Index Fund's value may appreciate or depreciate more rapidly than its benchmark MSCI Index. An Index Fund will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

Fundamental Policies. The concentration policy of each Index Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies described in this Prospectus is a non-fundamental policy that may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these policies is implemented. Certain other fundamental policies of the Company are set forth in the Statement of Additional Information under "Investment Limitations."

Tracking Error. Due to the use of the portfolio sampling technique described above and other factors discussed in this Prospectus, an Index Fund is not expected to track its benchmark MSCI Index with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. The investment advisor expects that, over time, an Index Fund's "expected tracking error" relative to the performance of its benchmark index will be less than 5% and its tracking error will generally be greater if its benchmark index has fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of an Index Fund will be within plus or minus 5% of its benchmark MSCI Index level after one year, without rebalancing the portfolio composition. Thus, actual tracking error in a period may exceed 5%, perhaps significantly, even though the expected tracking error is less than 5%. In addition, it is possible that future developments (e.g., the domination of an Index Fund's benchmark index by a small number of stocks) may result in an Index Fund having an unexpected tracking error of greater than 5%. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of an Index Fund increases or decreases in exact proportion to changes in its benchmark MSCI Index.

The following factors may adversely affect the tracking of an Index Fund to that of its benchmark MSCI Index:
 .  the Index Funds must pay various expenses, while the benchmark MSCI Indices do not reflect any expenses;
 . since the investment portfolios of the Index Funds do not generally replicate the underlying MSCI Indices, their investment performance is likely to differ from that of the MSCI Indices;
 . the portfolio sampling technique used to manage the Index Funds is based on historical price relationships and changes to those relationships can adversely affect tracking. In some situations, the requirements of the US Internal Revenue Code can adversely affect tracking by preventing an Index Fund from holding optimal positions in particular securities;

 .  an Index Fund must comply with regulatory constraints that do not affect the calculation of its corresponding MSCI Index;
 . the existence of uninvested assets in the portfolios (principally cash and deferred organizational expenses) while the benchmark MSCI Indices do not have univested assets;
 . Index Funds receive interest income on uninvested cash and most Index Funds receive income from securities lending activities, whereas the benchmark MSCI Indices do not have such sources of income; and
 . the fact that an Index Fund may be subject to a different foreign withholding tax rate than that assumed by its benchmark MSCI Index.

Although the investment advisor regularly monitors the tracking error of each Index Fund, there can be no assurance that any Index Fund will achieve any particular level of tracking error relative to the performance of its benchmark MSCI Index. Semi-annual and annual reports of the Company disclose tracking error for each Index Fund over the previous six-month period, and in the event that tracking error exceeds 5%, the Board of Directors will consider whether it would be appropriate to take action.

Additional Information About Principal Risk Factors
An investment in iShares of an Index Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in iShares MSCI Index Funds generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:
 .  less liquid and less efficient securities markets;
 .  greater price volatility;
 .  exchange rate fluctuations and exchange controls;
 .  less publicly available information about issuers;
 .  the imposition of withholding or other taxes;
 .  the imposition of restrictions on the expatriation of funds or other assets of an Index Fund;
 .  higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;
 .  difficulties in enforcing contractual obligations;
 .  lesser levels of regulation of the securities markets;
 .  different accounting, disclosure and reporting requirements;
 .  more substantial government involvement in the economy;
 .  higher rates of inflation;
 . greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

Index Funds that issue and/or redeem Creation Units for cash may have greater tracking error than other Index Funds since they are at risk that the prices they pay or receive for portfolio securities will be different than the prices in effect when they determine the value of the Creation Units being issued or redeemed.

Volatility of Foreign Equity Markets. The US dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of US markets. Greater volatility connotes greater uncertainty as to a portfolio's liquidation value at a future point in time. The volatility information below is a measurement of the standard deviation of five years of monthly total returns of the MSCI Index. The percentages reflect the historical average annual volatility for the MSCI Pacific ex-Japan Index, based on monthly total returns of the MSCI Indices from _______, 1996 to _______, 2001.

     MSCI Pacific ex-Japan

The larger the percentage stated for an MSCI Index, the greater the historical average annual volatility of that MSCI Index.. Short-term volatility in these markets can be significantly greater than average annual volatility.

Foreign Currency Fluctuations. Because each Index Fund's assets are generally invested in non-US securities and because a substantial portion of the revenue and income of each Index Fund is received in a foreign currency, the dollar value of an Index Fund's net assets is reduced by declines in the value of the relevant foreign currency relative to the dollar and are positively affected by increases in the value of that currency relative to the dollar. Also, government or monetary authorities may impose or alter exchange controls in a way that would adversely affect exchange rates.

Any currency fluctuations will affect the net asset value of an Index Fund regardless of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, no Index Fund expects to engage in currency transactions for the purpose of hedging against a decline in value of any foreign currencies.

Concentration and Lack of Diversification of Certain Index Funds. The iShares MSCI Pacific ex-Japan Index Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each non-diversified Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the US Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the US Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Trading Issues. Trading in iShares on the AMEX (or any other securities exchange on which iShares may be listed or traded) may be halted due to market conditions or for reasons that, in the AMEX's view (or that of any such other exchange's), make trading in iShares inadvisable. In addition, trading in iShares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. If trading on the AMEX or another exchange on which iShares are listed is halted, you may not be able to sell your iShares until trading resumes. There can be no assurance that the requirements of the AMEX (or any other exchange) that are necessary to maintain the listing of any Index Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value and Trading Prices. The net asset value of iShares of an Index Fund will fluctuate with changes in the market value of an Index Fund's security holdings and changes in the exchange rate between the US dollar and the subject foreign currency. The market prices of iShares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX or another exchange on which iShares are listed. The Company cannot predict whether iShares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces in the secondary trading market for iShares will be closely related, but not identical, to the same forces influencing the prices of the stocks of the MSCI Index trading individually or in the aggregate at any point in time. Given, however, that iShares must be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the investment advisor believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained. In the event that the Company must suspend or discourage creations and/or redemptions of Creation Unit aggregations of iShares of an Index Fund, we expect larger discounts or premiums.

Management
Investment Advisor

Barclays Global Fund Advisors is responsible for the investment management of each Index Fund. It is a California corporation indirectly owned by Barclays Bank PLC and is registered under the Investment Advisers Act of 1940. Barclays Global Fund Advisors has managed equity portfolios, including index funds and mutual funds, for over 25 years. As of ______, 2001, the investment advisor and its affiliates managed, administered or advised assets aggregating in excess of $___ billion. Barclays Global Fund Advisors' principal business address is 45 Fremont Street, San Francisco, California 94105.

Shareholder Information
Determination of Net Asset Value
The net asset value per iShares for each Index Fund is computed by dividing the value of the net assets of an Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset values of the iShares MSCI Pacific ex-Japan Index Fund is determined as of 8:30 a.m. (Eastern time)), on each day that the New York Stock Exchange, Inc. is open. The Company may commence determining the net asset value of certain Index Funds more frequently than once a day in connection with the possible future trading of the iShares of such Index Funds on foreign exchanges. The price at which a purchase or redemption of Creation Units of iShares is made is based on the next calculation of net asset value. In the case of Index Funds that effect creations and/or redemptions only for cash , it is possible that portfolio securities transactions by the Company in the relevant local markets of those Index Funds could affect the prices of those portfolio securities at the time those Index Funds' net asset values are calculated. Currency values are generally converted into U.S. dollars using the same exchange rates used by MSCI in the calculation of the relevant MSCI Indices (currently exchange rates as of 4:00 p.m. London time. However, the Company may use a different rate from the rate used by MSCI if the investment advisor concludes that a different rate is more appropriate. Any use of a different rate from MSCI may adversely affect an Index Fund's ability to track its benchmark MSCI Index.

Buying and Selling iShares
There are two ways for you to buy and sell iShares. Most investors buy and sell iShares through a broker in transactions on the AMEX or another exchange on which iShares of the relevant Index Fund may be traded. iShares are also issued and redeemed directly by the Company, but only in transactions involving aggregations of very large numbers of iShares, referred to as Creation Units. These transactions occur on an "in-kind" basis for most Index Funds. Persons capable of purchasing or redeeming Creation Units of iShares should refer to the Company's Statement of Additional Information for further details.

In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the transfer and other transaction costs incurred by that Index Fund, including market impact expenses relating to investing in or disposing of portfolio securities. The maximum transaction fees that may apply to in-kind Creation Unit purchases and redemptions are listed in the second column in the table below. To the extent purchases and redemptions for cash are available, additional variable charges, up to the maximums listed in the third and fourth columns of the table below, will apply (in addition to the fees listed in the second column). This table is subject to revision from time to time. (Investors are also responsible for payment of the costs of transferring portfolio securities to the Company, in the case of a purchase transaction, or from the Company to their own account, in the case of a redemption transaction.)

--------------------------------------------------------------------------------------------------
 iShares MSCI      In-kind and Cash     Maximum Additional       Maximum Additional Variable
 Index Series       Purchases and      Variable Charge for       Charge for Cash Redemptions*
 ------------        Redemptions          Cash Purchases*        ----------------------------
                   ----------------    -------------------
--------------------------------------------------------------------------------------------------
Pacificex-Japan                        **                        ***
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

*As a percentage of amount invested.
** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.
*** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

iShares may trade on the AMEX (or any other securities exchange on which iShares may trade) at prices that differ to some degree from their net asset value. If you buy or sell iShares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the difference between the bid price and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Given that iShares may be created or redeemed in Creation Units, however, the Advisor believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained for long periods. If creations or redemptions of iShares in Creation Units are suspended or difficult to effect, the iShares may trade at sustained discounts or premiums from net asset value.

The AMEX disseminates during its trading day (and certain other securities exchanges on which iShares may trade may disseminate during their trading days) an indicative optimized portfolio value, or IOPV, for each Index Fund. This should not be viewed as a real time update of the net asset value per iShares of an Index Fund, which is calculated only once a day, because it may not be computed in a manner consistent with such net asset value.

The Depository Trust Company ("DTC") serves as securities depository for iShares. iShares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding iShares of each Index Fund. Beneficial ownership of iShares will be shown on the records of DTC or its participants (described below). Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder of iShares. Accordingly, to exercise any rights of a holder of iShares, a beneficial owner must rely on the procedures of (i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which the beneficial owner holds its interests.

As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes.

The Company will send its shareholders, through DTC and Central Depository Participants, unaudited semi-annual reports, audited annual reports and other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive an annual notification as to the tax status of the Company's distributions.

For purposes of the Investment Company Act of 1940, iShares are issued by the Index Funds, and the acquisition of iShares by investment companies is subject to the restrictions of section 12(d)(1) of the Investment Company Act.

Dividends and Capital Gains Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Index Funds. In addition, the Company intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of each Index Fund, net of expenses, as if the Index Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in US dollars and cannot be automatically reinvested in additional iShares. The Company will inform shareholders within 60 days after the close of an Index Fund's taxable year of the amount and nature of all distributions made to them.

Tax Matters
As with any investment, you should consider how the iShares of an Index Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in an Index Fund is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

 .  An Index Fund makes distributions, and
 .  You sell iShares on the AMEX.

Taxes on Distributions. Each Index Fund will distribute annually any net investment income, and any net realized long-term or short-term capital gains. Each Index Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of an Index Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Distributions in excess of an Index Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in iShares, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

Dividends and interest received by each Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each Index Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, each Index Fund will "pass through" to you any foreign income taxes (including withholding taxes) paid by an Index Fund, if you held the Index Fund, and the Index Fund held the security, on the dividend entitlement date and for at least fifteen additional days immediately before and/or after. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating US taxable income or as a credit in calculating US federal income tax. You will be notified of your portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.
Taxes other than foreign income taxes are not passed through to you in this way.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Index Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies. In addition iShares may be subject to U.S. estate tax. You should consult your personal tax advisor as to this matter.

By law, each Index Fund must withhold 31% of a shareholder's distributions and proceeds if the shareholder has not provided a taxpayer identification number or social security number.

Taxes When iShares Are Sold on the AMEX. Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if the iShares have been held for more than one year and as short-term capital gain or loss if the iShares have been held for one year or less. The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in an Index Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in an Index Series under all applicable tax laws.

Possible Claim
A United States patentholder has notified the Company that it believes that the manner of the Company's operation results in the Company, possibly in conjunction with others, engaging in acts of infringement of such patent and has suggested that the Company, or one or more of its service providers, enter into a license agreement with it and pay it substantial fees. Payment of such fees by the Company could materially adversely affect the expense ratios of the Index Funds. In August 2000 the AMEX commenced an action seeking a declaratory judgement that its activities with respect to exchange traded funds, including the Company, do not infringe the patentholder's patents. The patentholder has counterclaimed alleging that such activities infringe its patent. The Company is not a party to this action. The Company believes that it has valid defenses to any potential patent infringement claim by the patentholder.

Distribution Arrangements
The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Company to pay distribution fees for the sale and distribution of iShares. Because these fees are paid out of an Index

Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the Rule 12b-1 Plan are calculated and paid monthly with respect to each Index Fund at a rate set from time to time by the Board, provided that the annual rate may not exceed .__% of the average daily net assets of each Index Fund. These fees are currently being paid at the maximum rate. The distribution fees payable under the 12b-1 Plan are used to pay distributions-related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently __% of the Company's average daily net assets, subject to an annual minimum of $_____); compensation to a sales and marketing consultant retained by the Company at a rate of .0__% of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (principally the investment advisor in connection with the distribution of the Company's shares). In addition, the distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of 12b-1 fees received from an Index Fund, at the annual rate of up to .__% of __% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by them. The distributor has no role in determining the investment policies of any Index Fund or which securities are to be purchased or sold by any Index Fund.

________________________________________________________________________________

Investment Company Act File No. 811-09102.


iShares, Inc.
(the "Company")


iShares MSCI Pacific ex-Japan
Index Fund
Statement of Additional Information

_______, 2001



This Statement of Additional Information ("SAI") provides information about the Company and its iShares MSCI Index Funds ("Index Funds"). This information is in addition to the information contained in the Company's Prospectus dated __________, 2001.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Company's Annual Report for the fiscal year ended August 31, 2001. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Company's Prospectus and Annual Report may be obtained free of charge by telephoning 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.



________________________________________________________________________________

Table of Contents

                                                                                                           Page
GENERAL INFORMATION......................................................................................     1
INVESTMENT STRATEGIES AND RISKS..........................................................................     1
   Exchange Listing and Trading..........................................................................     1
   Lending Portfolio Securities..........................................................................     2
   Repurchase Agreements.................................................................................     3
   Currency Transactions.................................................................................     4
   Futures Contracts and Options.........................................................................     4
       Futures Transactions..............................................................................     5
       Restrictions on the Use of Futures Contracts and Options on Future Contracts......................     6
       Federal Tax Treatment of Futures Contracts........................................................     6
       Future Developments...............................................................................     7
   Swap Agreements.......................................................................................     7
   Non-U.S. Equity Portfolios............................................................................     7
   Concentrations and Lack of Diversification of Certain Index Funds.....................................     8
   Investments in Subject Equity Markets.................................................................     8
   Regional and Country-Specific Economic Considerations.................................................    10
MSCI INDICES.............................................................................................    15
INVESTMENT LIMITATIONS...................................................................................    19
MANAGEMENT OF THE COMPANY................................................................................    21
   Directors and Officers of the Company.................................................................    21
   Directors' Compensation...............................................................................    23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................................................    24
INVESTMENT ADVISORY MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES.................................    24
   Investment Adviser....................................................................................    24
   Administrator.........................................................................................    25
   Sub-Administrator.....................................................................................    25
   Distributor...........................................................................................    26
   Custodian and Lending Agent...........................................................................    27
   Transfer Agent........................................................................................    27
BROKERAGE ALLOCATION.....................................................................................    28
ADDITIONAL INFORMATION CONCERNING iSHARES................................................................    29
   Capital Stock.........................................................................................    29
   Book Entry Only System................................................................................    30
PURCHASE AND REDEMPTION OF iSHARES.......................................................................    32
   Creation Units........................................................................................    32
   Purchase and Issuance of iShares in Creation Units....................................................    32
   Redemption of iShares in Creation Units...............................................................    36
   Determining Net Asset Value...........................................................................    39
   Continuous Offering...................................................................................    40
TAXES....................................................................................................    41
PERFORMANCE INFORMATION..................................................................................    43
COUNSEL AND INDEPENDENT AUDITORS.........................................................................    47
   Counsel...............................................................................................    47
   Independent Auditors..................................................................................    47

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

________________________________________________________________________________
Investment Strategies and Risks                                          Page  i

General Information

iShares, Inc. (the "Company") was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating or proposing to operate 29 separate investment portfolios or "Index Funds". The following seventeen Index Funds commenced operations on March 6, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico
(Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil (Free) Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund commenced operations on July 11, 2000, July 26, 2000, May 10, 2000 and June 21, 2000, respectively. The iShares MSCI Pacific ex-Japan Index Fund commenced operations on _____, 2001. The following Index Funds had not commenced operations as of the date of this SAI: the iShares MSCI Greece, Indonesia (Free), Portugal, South Africa, Thailand (Free), Turkey and USA Index Funds. Each of the iShares MSCI Japan, United Kingdom and USA Index Funds is classified as a "diversified" investment company under the Investment Company Act of 1940. Each of the other Index Funds offered hereby is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional Index Funds in the future.

Investment Strategies and Risks

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Index Funds.

Exchange Listing and Trading. The shares of each Index Fund are listed for trading on the AMEX. Certain Index Funds also trade on certain other national securities exchanges and foreign exchanges (each a "Listing Exchange"). The AMEX has approved modifications to its Rules to permit the listing of iShares of the Index Funds that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Index Fund will continue to be met. The AMEX may remove the iShares of an Index Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which that Index Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.

iShares of certain of the Company's Index Funds may be traded on U.S. national securities exchanges other than the AMEX from time to time. In addition, the iShares MSCI Australia Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia (Free) Index Fund, iShares MSCI Singapore (Free) Index Fund, iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund are traded on certain foreign exchanges.

________________________________________________________________________________
Investment Strategies and Risks                                           Page 1

As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $.015 to $.12 per share for institutions and high net worth individuals.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each Index Fund as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Index Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each Index Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for each Index Fund at a particular point in time, because the current portfolio of an Index Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Index Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for a particular Index Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of an Index Fund' portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of an Index Fund may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.

The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular Index Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Index Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the iShares MSCI Pacific ex-Japan Index Fund, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these Index Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Index Fund's portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For Index Funds which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

Lending Portfolio Securities. The Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables an Index Fund to earn additional income that may partially offset the expenses of such Index Fund, and thereby reduce the effect that expenses have on such Index Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of an Index Fund's total assets. The documentation for these loans provide that the Index Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day on the same basis as the net asset value of the Index Fund is determined, consisting of cash government securities or other assets permitted by applicable

________________________________________________________________________________
Page 2                                                                 i Shares
regulations and interpretations. An Index Fund pays reasonable administrative and custodial fees in connection with the loan of securities. The Index Fund invests cash collateral in short-term investments. The Chase Manhattan Bank ("Chase") serves as Lending Agent of the Company and, in such capacity, shares with the respective Index Fund any net income earned on stock loans on a 40/60 basis (i.e., Chase receives 40% of such net income and the Index Fund receives 60%). An Index Fund's share of income from the loan collateral is included in the Index Fund's gross investment income.

The Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Index Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Index Fund must be able to terminate the loan at any time; (4) the Index Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Index Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and
(6) while voting rights on the loaned securities may pass to the borrower, the Company, acting under the supervision of its Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Index Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Index Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, each Index Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

Repurchase Agreements. Each Index Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which an Index Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by an Index Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by an Index Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with an Index Fund. No more than an aggregate of 15% of the Index Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. An Index Fund will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by an Index Fund not within the control of the Index Fund and therefore the Index Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management

________________________________________________________________________________
Investment Strategies and Risks                                           Page 3
acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Currency Transactions. The investment policy of each Index Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Index Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Index Fund's currency. An Index Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Index Fund's return with the performance of the corresponding MSCI Index and may lower the Index Fund's return. The Index Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Index Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

Futures Contracts and Options. Each Index Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Index Funds. In such circumstances an Index Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an

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identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

Each Index Fund may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Index Funds. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.

Since there are very few futures traded on the MSCI Indices, an Index Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of an Index Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment adviser will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, an Index Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Index Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an Index Fund may be required to make delivery of the instruments underlying futures contracts it holds.

An Index Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures

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Investment Strategies and Risks                                           Page 5
contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, an Index Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by an Index Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom an Index Fund has an open position in the futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. An Index Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of an Index Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. Each Index Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

Federal Tax Treatment of Futures Contracts.   Each Index Fund is required for
federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by an Index Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. An Index Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Index Fund.

In order for an Index Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the

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

sale of securities or of foreign currencies or other income derived with respect to the Index Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Index Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Index Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Index Fund's other investments and shareholders are advised on the nature of the distributions.

Future Developments.   Each Index Fund may take advantage of opportunities in
the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Index Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with an Index Fund's investment objective and legally permissible for the Index Fund. Before entering into such transactions or making any such investment, the Index Fund will provide appropriate disclosure.

Swap Agreements.   Each Index Fund may utilize swap agreements to the extent
described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Index Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of an Index Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

Non-U.S. Equity Portfolios.   An investment in iShares involves risks similar to
those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Index Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in an Index Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of an Index Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

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Investment Strategies and Risks                                         Page  7

Concentrations and Lack of Diversification of Certain Index Funds. The iShares MSCI Pacific ex-Japan Index Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Information about larege holdings in single issuers is included in the description of each index fund. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Investments in Subject Equity Markets. Brief descriptions of the equity markets in which the respective Index Fund are invested are provided below.

The Australian Equity Markets

General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Australian equity markets was approximately AUD 684 billion or US$359 billion.

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The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Hong Kong equity markets was approximately HKD 2,292 billion or US$294 billion.

The New Zealand Equity Markets

General Background. The New Zealand Stock Exchange (NZSE) was originated in the 1870's in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.

Reporting, Accounting and Auditing. New Zealand reporting, accounting and auditing standards differ substantially from U.S. standards. In general, New Zealand corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the New Zealand markets was approximately NZD $25,558.52million or US $10,314.99.

The Singaporean Equity Markets

General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987.

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Investment Strategies and Risks                                           Page 9

SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Singaporean markets was approximately SGD 272 billion or US$155 billion.

Regional and Country-Specific Economic Considerations.

Pacific Region and Southeast Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

The economies of most Asian countries continue to depend heavily upon international trade and, accordingly, are affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, along with the reduction of foreign investment in the local economies and a general decline in the international securities markets, could have a significant adverse effect upon the economies and securities markets of the Asian countries.

The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing Asian countries. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for these developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

In the fourth quarter of 1997, the Southeast Asian currency markets came under severe selling pressure from abroad, as foreign investors and speculators alike heavily sold regional currencies viewed to be overvalued. The Thai Baht was the first to come under pressure, but Indonesian, Malaysian, Phillipine, Singaporean, Taiwanese, South Korean and Hong Kong currencies were all affected. Equity and fixed income markets also faced selling pressure as foreign investors have been concerned with the overall financial prospects of the region.

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

Among the countries at the center of the Asian crisis, Korea and Thailand have made encouraging advances toward restoring confidence and initiating recovery, although their turnarounds remain at risk, including from the external environment. The situation in Indonesia, however, remains very difficult. Malaysia resorted to external payments controls in an effort to insulate its economy from the regional crisis. In Japan, despite substantial fiscal stimulus and new initiatives to deal with banking sector problems, significant downside risks remain. Growth in China appears to be slowing, and both the renminbi and the Hong Kong dollar have been under considerable pressure.

Australia. Australia's economy employs a market-free-enterprise structure, and its largest components are finance, manufacturing, services, and trade. Major exports are metal ores and scrap, wheat, coal, meat, and wool, principally to Japan and the United States. Major imports are machinery, miscellaneous manufactured products (textiles, paper, and nonferrous metals), transport equipment, and crude petroleum, primarily from the United States, Japan, the United Kingdom, and Germany. The GNP is increasing more rapidly than the population, and the GNP per capita is similar to other Western countries. Its chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel. Australia's natural resources include bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and petroleum.

Australia is a democratic, federal-state system, which recognizes the British monarch as sovereign. Australia suffered from deficits throughout the 1970s, however Government spending cuts achieved a balanced budget in 1981. Surplus budgets were achieved in the late 1980s. The principal revenue sources are excise, sales taxes, income taxes, corporate taxes, and nontax revenue. The principal expenditures are for social security and welfare, state-government transfers, health, interest on the public debt and defense.

After a period of high growth in 1998 and 1999, the Australian economy continued to perform strongly in the first half of 2000. Real GDP grew at an annual rate of nearly 5% in the first half of 2000, averaging 4.4% growth over the last eight years. Unemployment fell to 6.25% in the third quarter of 2000 coinciding with the employment growth. Inflation rose 2 to 3%, however the underlying inflation remained constant. Consumer price inflation rose 2 to 3% largely due to higher oil prices.

Over the Fund's fiscal year ended August 31, 2000, the Australian equity market continued its transformation from a market driven by commodities to one increasingly influenced by media and telecommunications stocks. As of August 31, 2000, global media giant News Corp. accounted for approximately 20% of the MSCI Australia Index while telecommunications firm Telstra made up another 12%. Both of these stocks benefited from investors' enthusiasm for "TMT" (technology, media and telecommunications) stocks in late 1999 and early 2000. Interest in those sectors cooled in the spring of 2000. News Corp. then recovered some ground in May, having reported higher-than-expected earnings and new expansion plans, including a bid to purchase U.S. television station operator Chris-Craft. Telstra did not perform as well, due to concerns about greater competition in Australia's domestic telecommunications market.

Although the mining sector does not dominate the Australian market to quite the extent that it once did, it still had a powerful influence over the past year. Asia's economic recovery, coupled with weakness in the Australian dollar, has also improved the outlook for mining companies and other exporters.

Hong Kong.   Hong Kong enjoys a well-developed free market economy highly dependent on international trade. With its limited natural resources, Hong Kong depends on the importation of food and raw materials for virtually all of its needs. Its chief industries are textiles, clothing, tourism,

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Investment Strategies and Risks                                          Page 11
electronics, plastics, toys, watches, and clocks. Natural resources include a deepwater harbor and feldspar.

The transfer of sovereignty from Britain to China in 1998 which created a sense of uncertainty in Hong Kong's economy, has largely been a smooth transition. Under the principle of "one country, two systems," Hong Kong is now a special administrative region (SAR) of the People's Republic of China and is empowered with a high degree of autonomy. It has retained its administrative, legislative and judicial systems. The SAR government has full control over its monetary and fiscal policies and it maintains its own customs and immigration control, separate from the mainland. Except for issues relating to national security and foreign policy, the SAR is largely run as an independent territory.

Hong Kong's economy continues to emerge from a recession that began with the Asian crisis in the second half of 1998. Deflation has been a major problem, as it has discouraged investment, postponed consumption and delayed a turnaround in the inventory cycle. Nevertheless, GDP growth seems to be recovering somewhat. Per capita GDP compares with the level in the four big countries of Western Europe. GDP growth averaged a strong 5% in 1989-97.

The Hong Kong market ran on two tracks during the Fund's fiscal year ended August 31, 2000. On one track were Hong Kong's "Old Economy" firms. Rising interest rates--a perennial thorn in the side of the Hong Kong market--weighed on financial services companies such as Hang Seng Bank, which made up nearly 10% of the MSCI Hong Kong Index as of August 31.

The performance of old economy stocks contrasted sharply with that of Hong Kong's growth oriented companies, especially in the technology, media and telecommunications sectors. Stocks such as Cable & Wireless HKT (acquired by Pacific Century Cyberworks in 2000) were lifted by positive sentiment in late 1999 and early 2000. Investors were excited by the possibility that China would liberalize its telecom and Internet-related markets, opening the way for Cable & Wireless HKT and newly public company China Telecom to build dominant positions in what is potentially the world's largest consumer market. Although, those stocks declined along with many other telecom stocks worldwide in the spring and summer of 2000, their gains over the previous months served only to reinforce telecom's growing influence on the Hong Kong market.

That shift has been most evident in the transformation of Hutchison Whampoa - which had a 28% weighting in the MSCI Index as of August 31. The company's property business has gradually been overshadowed by its expansion into the telecom field.

With a concentration in telecom rapidly replacing its former concentration in real estate, Hong Kong's new diversification has not led to a significant decline in volatility. The market enjoyed a good economic backdrop during the first half of 2000, with strong trade flows, very robust GDP growth and lower unemployment.

New Zealand. New Zealand has been predominantly agricultural based country. However, since 1984, the government has been moving its country to become more industrialized. This transition has brought about increased incomes and technological advances. Inflation continues to be one of the lowest among developed countires. New Zealand's GDP per capita is stated to be comparable to other larger West European countries. It's growth however, remains dependent on the economic well being of Asia, Europe, and the US. In 1998, the economy fell into recession due to the Asian economic "crisis" and summer drought. Since then, however, the economy has recovered and started growing 3.5% for the year ended December 1999. The economy continues to experience increased growth and the prospect for continued growth remains strong.

It's constitution is not a single formal document but contains various acts from UK and New Zealand Parliaments. Its legal system is based on English law. Government is parlimentary domocratic.

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Page 12                                                                 i Shares

New Zealand's primary exports include forestry and mining. Commodity exports and manufacturing continues to grow. Over the past 15 years, in an effort to grow its economy and create open chanels, New Zealand has evolved to be one of the most deregulated countries.

Since 1995, New Zealand's current account deficits has been over 5% of GDP. The primary payments have been to non-residents who have accumulated direct investment in New Zealand. The trade balance has been running a surplus.

In November 1999, the Labour-Alliance Coalition Government was elected to help New Zealand become an economy with a foundation in high skills, employment and value-added production.

Singapore. Singapore has a highly developed economy with strong service and manufacturing sectors. Singapore benefits from being located at the crossroads of international trade routes. Singapore enjoys one of the highest gross national products (GNP) in the Southeast region. It has generally maintained strong GDP growth. Its chief industries are electronics, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, trade, and biotechnology. Singapore's natural resources include fish and deepwater ports.

Singapore's government, a parliamentary republic, has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying a levy on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

Due to globalization, the country is looking to become the region's financial and high-tech hub. Singapore has become a high-income, highly industrialized country though rapid growth in its manufacturing sector due largely to significant foreign investment. Of particular importance is the electronics industry where Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while the mining and agriculture sectors are of minimal importance.

Singapore's equity market experienced periods of steep rises and sharp declines during the Fund's fiscal year ended August 31, 2000. Growing demand in Asia and around the world helped lift Singapore's export driven economy at the end of 1999. The country's electronics and chemical manufacturing sectors were especially strong. Investors were also encouraged by the policies the Singapore government had put in place to steer the economy through Asia's economic crisis and encourage the growth of a "homegrown" technology sector.

However, Singapore's equity market deflated considerably during the period. Rising interest rates pressured banks (which made up 33.5% of the MSCI Singapore Index as of August 31, 2000), other financial services and property-related stocks. In addition, the news that Nokia and several high profile telecommunications companies were expecting their growth to slow weighed on Singapore's large contingent of contract manufacturers over the summer of 2000. Profit-taking and rotation into other markets in the region also drew capital from the market over the second half of the Fund's fiscal year.

________________________________________________________________________________
Investment Strategies and Risks                                          Page 13

                Real GDP Annual Rate of Growth (annual % change)


                             1995      1996       1997       1998       1999
                           --------  ---------  ---------  ---------  ---------
Australia................      4.4        4.0        3.9        5.2        4.4
Hong Kong................      3.9        4.5        5.0       -5.1        2.9
New Zealand..............      5.3        4.1        3.0        1.9        0.4
Singapore................      8.0        7.5        8.4        0.4        5.4

Source: World Economic Outlook, October 2000 (International Monetary Fund)

________________________________________________________________________________
Page 14                                                                 i shares

The MSCI Indices

In General. The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. . On May 19, 2001, MSCI published index constituents and their Inclusion Factors based on the enhanced methodology. They will begin calculating a provisional index series on May 31, 2001. In the first phase, effective as of the close of November 30, 2001, MSCI will implement approximately half of the change resulting from the free float adjustment for all existing index constituents and, simultaneously, inlcude all the new constituents resulting from the increase in coverage to 85% at approximately half of their free float-adjusted market capitalization. The remaining adjustments to fully implement the enhanced methodology will take place in the second phase, effective as of the close of May 31, 2002. Given trends such as increased market concentration, the increase in coverage will provide greater diversification and representation of market opportunities. The MSCI Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. Effective November 30, 2001, all single-country MSCI Indices will be free-float weighted, i.e., companies will be included in the indices at the value of their free public float (free float, multipled by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for regional and international indices which include such markets.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitzliaation, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria

To construct relevant and accurate equity indices for the global institutional investor under the Enhanced Methodology, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) Classifying the universe of securities under the Global

________________________________________________________________________________
The MSCI Indies                                                          Page 15

Industry Classification Standard (GICS).and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe.The index construction process starts at the country level, with the identification of the universe of investment opportunities. Currently, MSCI creates equity indices for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe. About 99% of the world's total equity market capitalization is included in the MSCI universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization ofeach security in that universe. The process of free float adjusting market capitalization involves (i) Defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) Assigning a free float-adjustment factor to each security.and (iii) Calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to the industry that best describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard (GICS). This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices from the industry group level up. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) Each company's business activities and the diversification that its securities would bring to the index. (ii) The size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion. (iii) The estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjsutement methodology, a constituent's Inclusion Factor is equal to its estimated free flat rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. Securities of companies with an overall free float of less than 15%

________________________________________________________________________________
Page 16                                                                 i Shares
across all share classes are generally not eligible for inclusion. Exceptions to this general rule are made only in significant cases, where not inlcuding a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Price and Exchange Rates.

Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. Under the Enhanced Methodology, the MSCI Equity Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the indices, emphasis is also placed on their continuity and on minimizing turnover in the indices. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the indices continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 to 18 months. Individual country index rebalancing for MSCI Country Indices usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Indices, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

________________________________________________________________________________
The MSCI Indices                                                         Page 17

MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

Index Rebalancing Deletions During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.

________________________________________________________________________________
Page 18                                                                 i Shares

Investment Limitations

The Company has adopted the following investment restrictions as fundamental policies with respect to each Index Fund. These restrictions cannot be changed with respect to an Index Fund without the approval of the holders of a majority of such Index Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of an Index Fund means the vote, at an annual or a special meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the Index Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Index Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Index Fund. An Index Fund may not:


     1.    Change its investment objective;

     2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that an Index Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

     3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Index Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Index Fund will not purchase securities while borrowings in excess of 5% of the Index Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;


     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Index Fund's assets);

     5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;

     6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but an Index Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

     7. Act as an underwriter of securities of other issuers, except to the extent the Index Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

     8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that an Index Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

     9.    Sell securities short; or

     10. Invest in commodities or commodity contracts, except that an Index Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry Concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective

________________________________________________________________________________
Investment Limitations                                                   Page 19
weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Index Fund, the Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of an Index Fund's shareholders.


As of ________, 2001, as a result of this policy with respect to industry concentration, the iShares MSCI Pacific ex-Japan Index Fund was concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:


          iShares MSCI Index Fund                     Industry or Industries
          -----------------------                     ----------------------
          Pacific ex-Japan

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Index Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. An Index Fund will not:

     1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Index Fund in accordance with its views; or

     2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Index Fund has valued the investment.

For purposes of the percentage limitation on each Index Fund's investments in illiquid securities, with respect to each Index Fund, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Index Fund. The Adviser monitors the liquidity of restricted securities in each Index Fund's portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Adviser considers, inter alia, the following factors:

     1.    The frequency of trades and quotes for the security;

     2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

     3.    Dealer undertakings to make a market in the security; and

     4. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

________________________________________________________________________________
Page 20                                                                 i Shares

Management of the Company

Directors and Officers of the Company.   The Board has responsibility for the
overall management and operations of the Company, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five Directors. Nathan Most is an "interested" director, as defined in the 1940 Act, by reason of his position as President of the Company.



                                      Position with the
Name and Address                        the Company                       Principal Occupations During Past Five Years
----------------                        -----------                       ---------------------------------------------------
Nathan Most                              Director, President and        Consultant to Barclays Global Investors, American
P.O. Box 193                             Chairman of the Board          Stock Exchange and the Hong Kong Stock Exchange;
Burlingame, CA 94011-0193                                               Senior Vice President (retired) (from 1992 to
Age 86                                                                  1996) and Vice President (from 1980 to 1992) of
                                                                        the American Stock  Exchange, Inc.;  President and
                                                                        CEO  (retired)  (from 1982 to 1996) of AMEX
                                                                        Commodities Corporation.

John B. Carroll                          Director                       Retired Vice President of Investment Management
520 Main Street                                                         (from 1984-2000) of GTE Corporation; Advisory
Ridgefield, CT  06877                                                   Board member of Ibbotson Assoc. (since 1998);
Age 65                                                                  former Trustee and Member of the Executive
                                                                        Committee (since 1991) of The Common Fund, a
                                                                        non-profit organization; Member of the Investment
                                                                        Committee (since 1988) of the TWA Pilots Annuity
                                                                        Trust Fund; former Vice Chairman and Executive
                                                                        Committee Member (since 1992) of the Committee on
                                                                        Investment of Employee Benefit Assets of the
                                                                        Financial Executive Institute; and Member (since
                                                                        1986) of the Pension Advisory Committee of the New
                                                                        York Stock Exchange.

Timothy A. Hultquist                     Director                       Advisory Director (since 1995) and Managing
Advisory Director                                                       Director (from 1985 to 1995) of Morgan Stanley &
Morgan Stanley & Co., Incorporated                                      Co. Incorporated; Chairman (since 1994) and
1221 Avenue of the Americas                                             Trustee (since 1885) of the Board of Trustees of
30th Floor                                                              Macalester College; Treasurer and Trustee (since
New York, NY 10020                                                      1995) of Russell Sage Foundation; Member (since
Age 50                                                                  1994) of Wilmer Eye Institute Advisory Counsel at
                                                                        Johns Hopkins University Hospital; President
                                                                        (since 1992) of the Hultquist Foundation;
                                                                        Chairman, Council of Board Chairmen of Independent
                                                                        Colleges.

________________________________________________________________________________
Investment Limitations                                                  Page 21

                                            Position with
Name and Address                            the Company               Principal Occupations During Past Five Years
----------------                            -----------               --------------------------------------------
Lloyd N. Morrisett                          Director                  President (retired) of The John and Mary R. Markle
Children's Television Workshop                                        Foundation (from 1969 to 1998); Chairman (since
One Lincoln Plaza, 4/th/ Floor                                        1970) of the Children's Television Workshop;
New York, NY 10023                                                    Chairman (since 1998) and Director (since 1994) of
Age 71                                                                Infonautics Corporation; Trustee (from 1973 to
                                                                      1983, from 1985 to 1995, and since 1996) of RAND;
                                                                      Director (since 1976) of Haskins Laboratories,
                                                                      Inc.; Director (1990-January, 1997) of the
                                                                      Multimedia Corporation; Director (since 1992) of
                                                                      Classroom, Inc.; Director (since 1995) of Smith
                                                                      College Center for the Study of Social and
                                                                      Political Change; Director (since 1998) of Public
                                                                      Agenda Foundation; Member of Board of Overseers
                                                                      (from 1995 to 1998) of Dartmouth School of
                                                                      Medicine; Member (since 1968) of the Council on
                                                                      Foreign Relations; and Member (since 1970) of the
                                                                      American Association for the Advancement of
                                                                      Science.

W. Allen Reed                               Director                  President, CEO and Director (since 1994) of
President                                                             General Motors Investment Management Corporation;
General Motors Investment                                             Vice President and Treasurer (from 1991 to 1994)
Management Corp.                                                      of Hughes Electronics; President (from 1984 to
767 Fifth Avenue                                                      1991) of Hughes Investment Management Company;
New York, NY 10153                                                    Director (from 1995 to 1998) of Taubman Centers,
Age 53                                                                Inc. (a real estate investment trust); Director
                                                                      (since 1992) of FLIR Systems (an imaging
                                                                      technology company); Director (since 1994) of
                                                                      General Motors Acceptance Corporation; Director
                                                                      (since 1994) of General Motors Insurance
                                                                      Corporation; Director (since 1995) of Equity Fund
                                                                      of Latin America; Director (since 1995) of the
                                                                      Commonwealth Equity Fund; Member (from 1994 to
                                                                      1998) of the Pension Managers Advisory Committee
                                                                      of the New York Stock Exchange; Member (since
                                                                      1995) of the New York State Retirement System
                                                                      Advisory Board; Chairman (since 1995) of the
                                                                      Investment Advisory Committee of Howard Hughes
                                                                      Medical Institute.

Stephen M. Wynne                            Treasurer                 Chairman of PFPC Trustee & Custodial Services Ltd.
Executive Vice President                                              (since 1995); Executive Vice President and Chief
PFPC Inc.                                                             Accounting Officer (since 1993) and Senior Vice
400 Bellevue Parkway                                                  President and Chief Accounting Officer (from 1991
Wilmington, DE 19809                                                  to 1993) of PFPC Inc.; Executive Vice President
Age 45                                                                (from 1993 to 1995) of PFPC International.

________________________________________________________________________________
Page 22                                                                 i Shares

R. Sheldon Johnson                          Secretary                 Managing Director, Global Equity Derivatives,
Managing Director                                                     Morgan Stanley & Co. Incorporated (since 1988).
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
Age 54

Directors' Compensation. The table below sets forth the compensation paid to Directors of the Company for the fiscal year ended August 31, 2000.

                                                               Pension or                               Total Compensation
                                        Aggregate         Retirement Benefits        Estimated          from Registrant and
                                      Compensation        Accrued as Part of      Annual Benefits         Company Complex
Name of Person and Position          from Registrant       Company Expenses       Upon Retirement        Paid to Directors
-------------------------------      ---------------       ----------------       ---------------        -----------------
Nathan Most, Director, President         $82,500                 None                  None                    $82,500
  and Chairman of the Board

John B. Carroll, Director                $55,000                 None                  None                    $55,000

Timothy A. Hultquist, Director           $55,000                 None                  None                    $55,000

Lloyd N. Morrisett, Director             $55,000                 None                  None                    $55,000

W. Allen Reed, Director                  $55,000                 None                  None                    $55,000

No officer is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Company.










________________________________________________________________________________
Investment Limitations                                                   page 23

Control Persons and
Principal Holders of Securities

The Company expects that, immediately prior to the commencement of trading of the shares of the iShares MSCI Pacific ex-Japan Index Fund, that Index Fund will have one stocker, ____, who will hold more than 5% of its outstanding shares. The Company cannot predict the length of time that such person will remain a control person of that Index Fund

Investment Advisory, Management, Administrative and Distribution Services

Investment Adviser. Barclays Global Fund Advisors (the "Adviser") acts as investment adviser to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Index Fund. The Adviser is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $____ billion as of ______, 2001.

The Adviser serves as investment adviser to each Index Fund pursuant to an Advisory Agreement (the "Advisory Agreement") between the Company and the Adviser that was amended effective May 8, 2000. Under the Advisory Agreement, the Adviser, subject to the supervision of the Company's Board and in conformity with the stated investment policies of theiShares MSCI Pacific ex-Japan Index Fund, manages the investment of the Index Fund's assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to the particular Index Fund. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of the iShares MSCI Pacific ex-Japan Index Fund, (iii) the general management of the Company's affairs, and (iv) paying all expenses for Company operations and activities. For its investment management services to the Index Fund, , the Adviser is paid a fee equal to each of those Index Fund's allocable portion of: ___% per annum of the aggregate net assets of those Index Funds less than or equal to $____, plus ___% per annum of the aggregate net assets of those Index Funds between $_____ and $_____, plus ___% per annum of the aggregate net assets of those Index Funds in excess of $____; provided, however, that the fee paid to the Adviser with respect to the Index Fund shall be reduced by the aggregate of such Index Fund's fees and expenses, other than (i) expenses of the Index Fund incurred in connection with the execution of portfolio securities transactions on behalf of such Index Fund,
(ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the Investment Company Act of 1940,
(iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the Investment Company Act of 1940) deems to be an extraordinary expense and
(vi) the advisory fee payable to the Adviser under the Advisory Agreement; and provided, further, that the Adviser shall reimburse the Company to the extent that the expenses of the Index Fund (other than the expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Fund. The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse expenses to the Index Fund. The Company's management fees, like those paid by most index funds, are lower than those paid by many actively

________________________________________________________________________________
page 24                                                                 i Shares
managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, unless caused by the Adviser's willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement, with respect to all Index Funds, is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940
Act) of the Company's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Code of Ethics. Each of the Company, the Advisor and the Company's Distributor, SEI Investments Distribution Co. (the "Distributor"), have adopted a Code of Ethics designed to prevent affiliated persons of the Company, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Index Funds.

Administrator. PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Company pursuant to an Administration and Accounting Services Agreement with the Company and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Chase in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.

For the administrative and fund accounting services the Administrator provides to the Company, PFPC is paid aggregate fees equal to each Index Fund's allocable portion of: .15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus .10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion, plus .095% per annum of the average aggregate daily net assets of the Company in excess of $4.5 billion. The Administrator pays Morgan Stanley & Co. Incorporated a fee of .05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below.

The Administrator paid Morgan Stanley & Co. Incorporated a fee of .05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below.

Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Company will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

Sub-Administrator. Morgan Stanley & Co. Incorporated provides certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to .___% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the

________________________________________________________________________________
Investment Limitations                                                   page 25
investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

Distributor. Effective March 28, 2000, SEI Investments Distribution Co. became the principal underwriter and distributor of iShares. The Distributor's principal offices are located at One Freedom Valley Drive, Oaks, PA 19456. Investor information can be obtained by calling 1-800-iShares (1-800-474-2737). The Distributor has entered into an agreement with the Company which will continue for one year from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares. iShares will be continuously offered for sale by the Company through the Distributor only in Creation Units, as described below under "Purchase and Issuance of iShares in Creation Units." iShares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor will deliver a prospectus to persons purchasing iShares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. SEI Investments Distribution Co. as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.

To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for the Index Fund the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to the Index Fund at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed
 .___% of the average daily net assets of such Index Fund. From time to time the Distributor may waive all or a portion of these fees.

The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to the Index Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Index Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect the Index Fund, by a vote of a majority of the outstanding voting securities of such Index Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to the Index Fund, it may continue in effect with respect to the Index Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The distribution fees payable under the 12b-1 Plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from

________________________________________________________________________________
page 26                                                                 i Shares
time to time (currently .___% of the Company's average daily net assets, subject to an annual minimum of $_____); compensation to a sales and marketing consultant retained by the Company at a rate of .___% of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (principally the Adviser) in connection with the distribution of the Company's shares. In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund, at the annual rate of up to .___ of __% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Index Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor pays for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each Index Fund based on its average daily net assets for the period.

Custodian and Lending Agent. Chase serves as the Custodian for the cash and portfolio securities of each Index Fund pursuant to a Custodian Agreement between Chase and the Company and as Lending Agent for the Index Fund. As Lending Agent, Chase causes the delivery of loaned securities from the Company to borrowers, arranges for the return of loaned securities to the Company at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Chase may from time to time reimburse expenses to one or more Index Funds. Chase, as Custodian and Lending Agent, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Chase is One Pierrepont Plaza, Brooklyn, New York 11201.

For its custody services to the Index Fund, Chase is paid per annum fees based on the aggregate net assets of the Index Fund.As remuneration for its services in connection with lending portfolio securities of the Index Funds, Chase is paid by the Company, in respect of each Index Fund, 40% of the net investment income earned on the collateral for securities loaned.

Transfer Agent. PFPC Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Company. The Transfer Agent has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.


________________________________________________________________________________
Investment Limitations                                                   page 27

Brokerage Allocation

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Index Fund is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to an Index Fund, to reduce expenses of the Index Fund.

The Adviser assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Index Fund is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

For the fiscal year ended August 31, 2000, the Company paid $1,776,128 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Company due to the Company Secretary's position as a Managing Director of MS&Co. During the fiscal years ended August 31, 2000, 1999 and 1998, the Company paid brokerage commissions to MS&Co. in amounts of $229,929, $40,364 and $2,406, respectively (or 12.9%, 5.7% and 0.6%, respectively, of the aggregate brokerage commissions paid in those years).


________________________________________________________________________________
page 28                                                                 i Shares

Additional Information Concerning iShares

Capital Stock. The Company currently is comprised of twenty-nine series of shares of common stock, par value $.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil (Free) Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Greece Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Indonesia (Free) Index Fund,the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico (Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Portugal Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, the iShares MSCI Thailand (Free) Index Fund, the iShares MSCI Turkey Index Fund, the iShares MSCI United Kingdom Index Fund, the iShares MSCI USA Index Fund, and the iShares MSCIPacific ex-Japan. Each Index Fund has been issued a separate class of capital stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation provide that the shares of each series of common stock of the Company are redeemable, at net asset value, at the option of the Company, in whole or any part, on such terms as the Board of Directors may by resolution approve, without the consent of the holders thereof.


Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Index Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Index Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil
(Free) Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Greece Index Fund, 200 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Indonesia (Free) Index Fund, 200 million shares, the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia (Free) Index Fund, 127.8 million shares; the iShares MSCI Mexico (Free) Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, the iShares MSCI Portugal Index Fund, 200 million shares; the iShares MSCI Singapore (Free) Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund,
318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; the iShares MSCI Thailand (Free) Index Fund, 200 million shares; the iShares MSCI Turkey Index Fund, 200 million shares; the iShares MSCI United Kingdom Index Fund, 943.2 million shares; the iShares MSCI USA Index Fund, 500 million
shares; the iShares MSCI Pacific ex-Japan ___million shares.   Fractional shares
will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Index Fund, and in the net distributable assets of such Index Fund on liquidation. Shareholders are entitled to require

________________________________________________________________________________
Additional Information Concerning iShares                                page 29
the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each iShare has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Fund it will be voted on only by that Index Fund and if a matter affects a particular Index Fund differently from other Index Funds, that Index Fund will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Index Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Company's distributions.

Stockholder inquiries may be made by writing to the Company, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

Book Entry Only System.   DTC acts as securities depositary for iShares. iShares
of each Index Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for iShares.

DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive

________________________________________________________________________________
page 30                                                                 i Shares
from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

Beneficial Owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).


________________________________________________________________________________
Additional Information Concerning iShares                                page 31

Purchase and Redemption of iShares

Creation Units. The Company issues and redeems iShares of each Index Fund only in aggregations of iShares specified for each Index Fund. The following table sets forth the number of iShares of the iShares MSCI Pacific ex-Japan Index Fund that constitute a Creation Unit for such Index Fund and the estimated value of such Creation Unit at ____, 2001:

                                 iShares Per                Value Per
Index Fund                      Creation Unit          Creation Unit ($U.S.)
----------                      -------------          ---------------------


Pacific ex-Japan

________________
* Estimated.

See "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Index Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Units.

General. The Company issues and sells iShares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to each Index Fund is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to such Index Fund are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Index Fund are set forth in Appendix B to this SAI.

Portfolio Deposit.   The consideration for purchase of a Creation Unit of
iShares of an Index Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Index Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any Index Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Index Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the

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

market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Index Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Index Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Index Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Index Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Index Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding iShares of each Index Fund, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

Although the Adviser makes available on each Business Day the list of names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit for each Index Fund, the Company reserves the right to permit the substitution of securities that differ from certain of such Deposit Securities in such numbers of shares as the Adviser determines appropriate, together with a corresponding adjustment to the required cash Balancing Amount necessary to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Company and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a

________________________________________________________________________________
Purchase and Redemption of iShares                                       page 33
result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Index Fund, the Custodian shall cause the subcustodian of the Index Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company.

Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Company, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., Eastern time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

Timing of Submission of Creation Unit Purchase Orders and Redemption Requests. Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Index Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be processed at the net asset value determined on the date of such submission. The purchase order or redemption request, once accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the form required by the individual Authorized Participant, which

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page 34                                                                 i Shares
form will not be the same as the form of purchase order specified by the Company, which the Authorized Participant must deliver to the Distributor.

Acceptance of Purchase Order. Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance, against receipt of payment, of a Creation Unit of iShares of the Index Fund at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Index Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Index Fund; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the Adviser, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of an Index Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Company will issue and cause the delivery of the Creation Unit of iShares.

To the extent contemplated by an Authorized Participant's agreement with the Company, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to such amount as required by the Company in accordance with its then-effective procedures, provided that such amount shall be no less than 125% of the value of the missing Deposit Securities. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the value of the collateral.

________________________________________________________________________________
Purchase and Redemption of iShares                                       page 35

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for an Index Fund (Creation Units of the Brazil
(Free), Malaysia (Free), South Korea and Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of an Index Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Index Fund for brokerage and market impact expenses relating to investing in portfolio securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                             Maximum Additional             Variable Charge for
Index Fund               In-kind and Cash Purchases           Cash Purchases*
----------               --------------------------           ---------------
Pacific ex-Japan                    $__                            **___%

_____________
*   As a percentage of the value of amount invested.
** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed ___%.

See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for iShares.

Redemption of iShares in Creation Units. iShares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial Owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Index Fund the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible

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page 36                                                                 i Shares
amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for an Index Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Index Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.


                           In-kind and             Additional Variable Charge
Index Fund               Cash Redemptions             for Cash Redemptions*
------------             ----------------             ---------------------
Pacific ex-Japan               $____                         **___%

______________
*   As a percentage of the value of amount invested.
** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

Redemption requests in respect of Creation Units of any Index Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor after 9:00 a.m. and not later than 2:00 p.m. on the next following day (on which the AMEX is open for business). If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 2:00 p.m. on the AMEX business day following the day that the redemption request is received, the

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Purchase and Redemption of iShares                                       page 37
redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Index Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to an Index Fund, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Index Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix B to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of iShares of the relevant Index Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Index Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Brazil (Free), Malaysia (Free), South Korea and Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days

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page 38                                                                 i Shares
thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Company, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Distributor, on behalf of the Company, at or prior to 2:00 p.m. on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing iShares. The collateral is marked to market daily in accordance with the Company's procedures. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the value of the collateral.

Because the Portfolio Securities of an Index Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Index Fund, stockholders may not be able to redeem their shares of such Index Fund, or to purchase or sell iShares on the AMEX, on days when the net asset value of such Index Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Index Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Index Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Determining Net Asset Value. Net asset value per share for each Index Fund is computed by dividing the value of the net assets of such Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the iShares MSCI Pacific ex-Japan Index Fund is determined as of 8:30 a.m. (Eastern time) on each day that the NYSE is open. The net asset value of the iShares MSCI Brazil Index Fund is determined as of 5:00 p.m. (Eastern time) on each day that the New York Stock Exchange, Inc. is open. The Company may establish additional times for the computation of net asset value of one or more Index Funds in the future in connection with the possible future trading of iShares of such Index Funds on one or more foreign exchanges.

In computing an Index Fund's net asset value, the Index Fund's portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board. Currency values generally

________________________________________________________________________________
Purchase and Redemption of iShares                                       page 39
are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the Adviser concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect an Index Fund's ability to track its benchmark MSCI Index.

Continuous Offering. The method by which Creation Units of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of iShares are issued and sold by the Company on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent iShares, and sells some or all of the iShares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Company has, however, applied to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary iShares secondary market transactions under certain circumstances, on the condition that iShares purchasers are provided with a iShares product description. If the SEC granted the Company this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to iShares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national exchange member in connection with a sale on the national exchange is satisfied by the fact that the Index Fund's prospectus is available at the national exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national exchange and not with respect to "upstairs" transactions. Foreign brokers are advised that it has been the SEC's policy for many years that sales of open-end investment companies that register with the SEC (such as the Fund) be sold in accordance with the requirements of U.S. law, except that in the case of a conflict with specifically applicable foreign law, the foreign law generally would be considered controlling.

________________________________________________________________________________
page 40                                                                 i Shares

Taxes

The Company on behalf of each Index Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Index Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Index Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of iShares in Creation Units."

Each Index Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

Each Index Fund may be subject to foreign income taxes withheld at source. Each Index Fund will elect to "pass through" to its investors the amount of foreign income taxes paid by the Index Fund provided that the investor held the Index Fund, and the Index Fund held the security, on the dividend settlement date and for at least fourteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Index Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Index Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Index Fund and (ii) the portion of any dividend paid by the Index Fund which represents income derived from foreign sources; the Index Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Index Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Index Fund's foreign income taxes. Taxes other than foreign income taxes are not passed through to you in this way.

If any Index Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Index Fund will be subject to one of the following special tax regimes: (i) the Index Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the

________________________________________________________________________________
Taxes                                                                    page 41
disposition of such shares, even if the entire distribution or gain is paid out by the Index Fund as a dividend to its shareholders; (ii) if the Index Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Index Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Index Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Index Fund or (iii) the Index Fund is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

An Index Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Index Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

An investor in an Index Fund that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to adverse U.S. tax consequences. For example, dividends paid out of an Index Fund's investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in an Index Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

________________________________________________________________________________
page 42                                                                 i Shares

Performance Information

The performance of the Index Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in an Index Fund over periods of 1, 5 and 10 years (or the life of an Index Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Index Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Total return is calculated according to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period).

Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in an Index Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of an Index Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)6-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in an Index Fund during the particular time period on which the calculations are based. Such quotations for an Index Fund will vary based on changes in market conditions and the level of such Index Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the

________________________________________________________________________________
Performance Information                                                  page 43

Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:
     .   Dow Jones Industrial Average
     .   Consumer Price Index
     .   Standard & Poor's 500 Composite Stock Price Index (S&P 500)
     .   NASDAQ OTC Composite Index
     .   NASDAQ Industrials Index
     .   International Finance Corporation's (Global) Composite and (Investable)
     .   Composite Indices
     .   Morgan Stanley Capital International Indices
     .   NASDAQ Composite Index
     .   Wilshire 5000 Stock Index

In addition, the Company from time to time may compare the results of each Index Fund to the following national benchmarks:

                 Country                      National Index
                 -------                      --------------

                 Australia                    All Ordinaries
                 Hong Kong                    Hang Seng
                 New Zealand                  NZSE 40
                 Singapore                    SES All

From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East
(EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results.

________________________________________________________________________________
page 44                                                                 i Shares

Evaluation of Company performance of the Index Funds or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.

CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices.

Forbes, a national business publication that from time to time reports the performance of specific investment companies.

Fortune, a national business publication that periodically rates the performance of a variety of investment companies.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

The New York Times, a nationally distributed newspaper that regularly covers financial news.

Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds,

________________________________________________________________________________
Performance Information                                                  page 45
management policies, salient features, management results, income and dividend records and price ranges.

Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

________________________________________________________________________________
page 46                                                                 i Shares

Counsel and Independent Auditors

Counsel. Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are counsel to the Company and have passed upon the validity of the Company's shares.

Independent Auditors. Ernst & Young LLP resigned on _____, 20001. PriceWaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, serve as the independent auditors of the Company.

________________________________________________________________________________
Counsel and Independent Auditors                                         page 47
                                 iSHARES, INC.

                                    PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS

Exhibit
Number           Description
------           -----------

(a.1)  Registrant's Amended and Restated Articles of Incorporation.(1)
(a.2)  Registrant's Articles of Amendment.(4)
(a.3)  Registrant's Articles Supplementary.(8)
(a.4)  Registrant's Articles of Amendment.(9)
(a.5)  Form of Registrant's Articles Supplementary. (11)
(b.1)  Registrant's Amended By-Laws.(1)
(b.2)  Registrant's Amendment No. 1 to Amended By-Laws.(5)
(c.)   None.
(d.1) Investment Management Agreement between Registrant and Barclays Global Fund Advisors.(9)
(d.2) Form of amended Schedule A to Investment Management Agreement. (11) (e.1) Distribution Agreement between Registrant and SEI Investments
       Distribution Co.(10)
(e.2)  Form of Amended Exhibit A to Distribution Agreement. (11)
(e.3)  Form of Authorized Participant Agreement.(11)
(e.4)  Authorized Participant Agreement for Merrill Lynch.(3)
(e.5)  Form of Sales and Investor Services Agreement.(10)
(f.)   None.
(g.1) Custody Agreement between Registrant and The Chase Manhattan Bank.(11) (g.2) Form of amended Appendix 2 to Custody Agreement.(11)
(h.1) Amended Administration and Accounting Services Agreement between Registrant and PFPC Inc.(6)
(h.2) Form of amended Exhibit A to Amended Administration and Accounting Services Agreement. (11)
(h.3) Transfer Agency Services Agreement between Registrant and PNC Bank, National Association.(3)
(h.4)  Amendment to Transfer Agency Services Agreement.(5)
(h.5) Form of amended Exhibit A to Transfer Agency Services Agreement. (11) (h.6) Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indices. (10)
(h.7) Sub-Administration Agreement between Registrant and Morgan Stanley Trust Company.(6)
(h.8) Assignment Letter among Morgan Stanley Trust Company, Morgan Stanley & Co. Incorporated and PFPC Inc.(7)
(h.9)  Form of amended Exhibit A to Sub-Administration Agreement.(11)
(h.10) Form of Securities Lending Agreement between Registrant and The Chase
       Manhattan Bank. (10)
(h.11) Form of amended Schedule A to Securities Lending Agreement. (11)
(i.1)  None.
(j.1)  Consent of Ernst & Young, LLP.
(k.)   None.
(l.1)  Subscription Agreement between the Registrant and Funds Distributor,
       Inc.(2)
(l.2) Letter of Representations among the Registrant, Depository Trust Company and Morgan Stanley Trust Company. (1)
(l.3) Letter of Representations between the Registrant and Depository Trust Company. (10)
(m.)   Form of 12b-1 Plan.  (1)
(n.)   None.
(o.)   Not applicable, as Registrant is an open-end fund.
(p.1)  Code of Ethics of the Registrant.(9)
(p.2)  Code of Ethics of Barclays Global Fund Advisors.(9)

____________________________

(1) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed March 1, 1996, to the Company's initial registration statement on Form N-1A filed on September 29, 1995 (the "Registration Statement").
(2) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed on March 6, 1999.
(3) Exhibit is incorporated herein by reference to Post-Effective Amendment ("PEA") No. 1 to the Registration Statement, filed on October 30, 1996.
(4) Exhibit is incorporated herein by reference to PEA No. 2 to the Registration Statement, filed on December 27, 1996.
(5) Exhibit is incorporated herein by reference to PEA No. 8 to the Registration Statement, filed on August 27, 1997.
(6) Exhibit is incorporated herein by reference to PEA No. 10 to the Registration Statement, filed on October 29, 1997.
(7) Exhibit is incorporated herein by reference to PEA No. 12 to the Registration Statement, filed on November 25, 1998.
(8) Exhibit is incorporated herein by reference to PEA No. 16 to the Registration Statement, filed on December 22, 1999.
(9) Exhibit is incorporated herein by reference to PEA No. 17 to the Registration Statement, filed on November 3, 2000.
(10) Exhibit is incorporated herein by reference to PEA No. 18 to the Registration Statement, filed on December 30, 2000.
(11) Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25.  INDEMNIFICATION.

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed on January 15, 1997.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Fund is advised by Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), 45 Fremont Street, San Francisco, CA 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                    Principal Business(es) During the last Two Fiscal Years
-----------------                    -------------------------------------------------------
Patricia Dunn                        Director of BGFA and Chairman and Director of BGI
Director                             45 Fremont Street, San Francisco, CA 94105

Garrett F. Bouton                    Chairman of the Board of Directors of BGFA and Chief Operating
Chairman                             Officer and Director of BGI
                                     45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                     Director of BGFA and Director of BGI
Director                             45 Fremont Street, San Francisco, CA 94105

Name and Position                    Principal Business(es) During the last Two Fiscal Years
-----------------                    -------------------------------------------------------
Geoffrey Fletcher                    Chief Financial Officer of BGFA and BGI
Chief Financial Officer              45 Fremont Street San Francisco, CA 94105

ITEM 27  PRINCIPAL UNDERWRITERS

(a) The Fund's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Bishop Street Funds, STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, Armada Funds, Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., CNI Charter Funds, The Armada Advantage Funds, Amerindo Funds Inc., Huntington VA Funds, Friends Ivory Funds, iShares Inc., SEI Insurance Products Trust, iShares Trust, Pitcairn Funds, First Omaha Funds, Inc.; JohnsonFamily Funds, Inc.; and The MDL Funds pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988, November 14, 1991, February 28, 1992, May 29,
     1992, November 1, 1992, November 1, 1992, January 28, 1993, January 27, 1995, August 18, 1995, November 1, 1995, January 11, 1996, April 1, 1996,
     April 28, 1996, June 14, 1996, October 1, 1996, February 15, 1997, March 8,
     1997, June 9, 1997, January 1, 1998, February 27, 1998, June 29, 1998,
     April 1, 1999, May 1, 1999, July 13, 1999, October 15, 1999, December 16,
     1999, January 28, 2000, March 29, 2000, April 25, 2000, August 1, 2000;
     October 1, 2000; November 1, 2000 and January 24, 2001, respectively.

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Following is information with respect to each director, officer or partner of the Distributor. The business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.


               Name                                          Position and Office with the Distributor
               ----                                          ---------------------------------------
               Alfred P. West, Jr.                           Director, Chairman of the Board of Directors
               Richard B. Lieb                               Director, Executive Vice President
               Carmen V. Romeo                               Director
               Mark J. Held                                  President & Chief Operating Officer
               Dennis J. McGonigle                           Executive Vice President
               Robert M. Silvestri                           Chief Financial Officer & Treasurer
               Todd Cipperman                                Senior Vice President & General Counsel
               Leo J. Dolan, Jr.                             Senior Vice President
               Carl A. Guarino                               Senior Vice President
               Jack May                                      Senior Vice President
               Hartland J. McKeown                           Senior Vice President
               Kevin P. Robins                               Senior Vice President
               Patrick K. Walsh                              Senior Vice President
               Wayne M. Withrow                              Senior Vice President
               Robert Aller                                  Vice President
               John D. Anderson                              Vice President & Managing Director
               Timothy D. Barto                              Vice President & Assistant Secretary
               Robert Crudup                                 Vice President & Managing Director
               Richard A. Deak                               Vice President & Assistant Secretary
               Scott W. Dellorfano                           Vice President & Managing Director

               Barbara Doyne                                 Vice President
               Jeff Drennen                                  Vice President
               Scott C. Fanatico                             Vice President & Managing Director
               Vic Galef                                     Vice President & Managing Director
               Steven A. Gardner                             Vice President & Managing Director
               Lydia A. Gavalis                              Vice President & Assistant Secretary
               Greg Gettinger                                Vice President & Assistant Secretary
               Kathy Heilig                                  Vice President
               Jeff Jacobs                                   Vice President
               Samuel King                                   Vice President
               John Kirk                                     Vice President & Managing Director
               Kim Kirk                                      Vice President & Managing Director
               John Krzeminski                               Vice President & Managing Director
               Alan H. Lauder                                Vice President
               Paul Lonergan                                 Vice President & Managing Director
               Ellen Marquis                                 Vice President
               Christine M. McCullough                       Vice President & Assistant Secretary
               Carolyn McLaurin                              Vice President & Managing Director
               Mark Nagle                                    Vice President
               Joanne Nelson                                 Vice President
               Rob Redican                                   Vice President
               Maria Rinehart                                Vice President
               Steve Smith                                   Vice President
               Daniel Spaventa                               Vice President
               Kathryn L. Stanton                            Vice President
               Lori L. White                                 Vice President & Assistant Secretary
               William E. Zitelli, Jr.                       Vice President & Assistant Secretary

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

(a) The Company hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Company's outstanding shares of common stock and, in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the San Francisco, and State of California, on the 13th day of July 2001.

                                             iSHARES, INC.

                                             By: /s/ Nathan Most
                                            ----------------------------------
                                             Nathan Most, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective
Amendment No. 19 to the Registration Statement has been signed below by the following persons, in the capacities indicated, on the 13th day of July, 2001.

                     Signature                                            Title
                     ---------                                            -----
/s/ Nathan Most                                                  President and Director
-----------------------------------------------
(Nathan Most)


/s/ John B. Carroll                                                     Director
-----------------------------------------------
(John B. Carroll)


/s/ Timothy A. Hultquist                                                Director
-----------------------------------------------
(Timothy A. Hultquist)


/s/ Lloyd N. Morrisett                                                  Director
-----------------------------------------------
(Lloyd N. Morrisett)


/s/ W. Allen Reed                                                       Director
-----------------------------------------------
(W. Allen Reed)


/s/ Stephen M. Wynne                                       Treasurer (principal financial and
-----------------------------------------------                    accounting officer)
(Stephen M. Wynne)

                                 iSHARES, INC.

                                 EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

(a.5)    Form of Registrant's Articles Supplementary. (11)
(d.2)    Form of amended Schedule A to Investment Management Agreement. (11)
(e.2)    Form of Amended Exhibit A to Distribution Agreement. (11)
(e.3)    Form of Authorized Participant Agreement. (11)
(g.1)    Custody Agreement between Registrant and The Chase Manhattan Bank. (11)
(g.2)    Form of amended Appendix 2 to Custody Agreement.(11)
(h.2) Form of amended Exhibit A to Amended Administration and Accounting Services Agreement. (11)
(h.5)    Form of amended Exhibit A to Transfer Agency Services Agreement. (11)
(h.9)    Form of amended Exhibit A to Sub-Administration Agreement.(11)
(h.11)   Form of amended Schedule A to Securities Lending Agreement. (11)